                                                                 EXECUTION COPY

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                          REGISTRATION RIGHTS AGREEMENT

                                   CONCERNING

                          FOUNDATION COAL HOLDINGS, LLC

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                            DATED AS OF JULY 30, 2004

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                                TABLE OF CONTENTS

SECTION                                                                     PAGE

         (f)          Recapitalizations, Exchanges, etc.,

                                      (i)

         REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of July 30,
2004, by and between Foundation Coal Holdings, LLC, a Delaware limited liability company (the "Company"), the Sponsor Members (as hereinafter defined), the
Investor Members (as hereinafter defined) and the Management Members (as hereinafter defined) and any other Person that shall from and after the date hereof acquire or otherwise be the transferee of any Registrable Securities and who shall be a Permitted Transferee (as hereinafter defined) of any Member
(herein referred to collectively as the "Holders" and individually as a
"Holder").

         WHEREAS, Foundation Coal Corporation (formerly known as American Coal
Acquisition Corp.) is party to a Stock Purchase Agreement dated as of May 24,
2004 (the "SPA") among Foundation Coal Corporation and RAG Coal International AG
relating to the purchase and sale of RAG American Coal Holding, Inc. (the
"Acquired Business").

         WHEREAS, the Company and the Members are parties to the amended and restated limited liability company operating agreement describing the rights and privileges of the Units (the "LLC Agreement").

         WHEREAS, the Company has agreed to provide registration rights on the terms and subject to the conditions provided herein.

         NOW, THEREFORE, in consideration of the premises and the
representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                         SECTION 1. DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "Act" has the meaning set forth in the LLC Agreement.

         "Affiliate" has the meaning set forth in the LLC Agreement.

         "AMCI Investor Group" has the meaning set forth in the LLC Agreement.

         "Blackstone Investor Group" has the meaning set forth in the LLC
Agreement.

         "Board" has the meaning set forth in the LLC Agreement.

         "Capital Contribution" has the meaning set forth in the LLC Agreement.

         "Class A Units" has the meaning set forth in the LLC Agreement.

         "Class D Units" has the meaning set forth in the LLC Agreement.

         "Company" has the meaning set forth in the preamble and also includes the Company's successors, including by means of a Solvent Reorganization.

         "Dispute" has the meaning set forth in Section 6(l).

         "Exchange Act" has the meaning set forth in the LLC Agreement.

         "Fair Market Value" has the meaning set forth in the Management Members
Agreements.

         "FRC Investor Group" has the meaning set forth in the LLC Agreement.

         "Holder" has the meaning set forth in the preamble.

         "Incidental Registration" means a registration required to be effected by the Company pursuant to Section 2(b).

         "Incidental Registration Statement" means a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable
Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Investor Group" has the meaning set forth in the LLC Agreement.

         "Investor Member" has the meaning set forth in the LLC Agreement.

         "Initial Public Offering" means the closing of the first public offering of and sale of equity securities of the Company or, if earlier, the first public offering and sale of equity securities of the Company by any other
Person in a secondary offering pursuant to an effective registration statement filed by the Company under the Securities Act.

         "IRR", with respect to any Person, means the discount rate, using cumulative annual compounding, at which the net present value of such Person's
Capital Contributions to and distributions from the Company, and proceeds in respect of a sale or redemption of securities of the Company held by such
Person, equals zero. Such Person's internal rate of return shall be calculated on the basis of the actual number of days elapsed over a 360-day year using cumulative annual compounding. Each internal rate of return calculation shall be determined from the date such Capital Contribution was made and with respect to each distribution or receipt of proceeds from the date such distribution or proceeds are received.

         "Majority Holders" means Holders of Class A Units representing in the aggregate a majority of the aggregate number of outstanding Class A Units beneficially owned by Holders.

         "Management Member" has the meaning set forth in the LLC Agreement.

         "Management Members Agreements" has the meaning set forth in the LLC
Agreement.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Permitted Transferee" has the meaning set forth in the LLC Agreement.

         "Person" has the meaning set forth in the LLC Agreement.

         "Prospectus" means the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Qualified IPO" has the meaning set forth in the LLC Agreement.

         "Reclassified Securities" has the meaning set forth in the LLC
Agreement.

         "Registrable Securities" means (i) any Class A Units and Class D Units issued or issuable to the Members pursuant to the LLC Agreement, (ii) any Class
A Units and Class D Units subsequently acquired by the Members or any of their
Affiliates, and (iii) any securities of the Company issued or issuable directly or indirectly with respect to or in exchange, or substitution for, or conversion of the securities referred to in clauses (i) or (ii) above by way of dividend or distribution, recapitalization, merger, consolidation, exchange or other reorganization, including, without limitation, Reclassified Securities issued with respect to or in exchange, or substitution for, or conversion of such
Units; provided, that each Class D Unit that is Registrable Security with respect to any Required Registration under Section 2(a) or any registration under Section 2(b), as the case may be, shall convert into one Class A Unit immediately prior to the consummation of the offering that is the subject of such Required Registration or registration, as the case may be. As to any particular Registrable Securities, such securities shall cease to be Registrable
Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

         "Registration Expenses" means (i) all registration, listing, qualification and filing fees (including NASD filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey), (v) all reasonable expenses of any Persons incurred on behalf of the
Investor Members or the Company in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any
Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable
Securities which are customarily borne by the issuer, (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties) and (viii) the reasonable fees and expenses of the Investor Members incurred in connection with the sale of
Registrable Securities (including

reasonable fees and expenses of counsel for the Sponsor Members); provided, however, Registration Expenses shall not include any Selling Expenses.

         "Registration Statement" means any registration statement of the
Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Required Registration" means a registration required to be effected pursuant to Section 2(a)(i).

         "Required Registration Statement" means a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a)(i) on an appropriate form pursuant to the
Securities Act (other than pursuant to Rule 415 or any similar rule then in force), and which form shall be available for the sale of the Registrable
Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Required Shelf Registration Statement" means a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a)(i) on an appropriate form or any similar successor or replacement form (in accordance with Section 4(a) hereof)
pursuant to Rule 415 of the Securities Act (or any similar rule then in force), and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" has the meaning set forth in the LLC Agreement.

         "Selling Expenses" means underwriting discounts, selling commissions and stock transfer taxes applicable to the shares registered by the Holders, fees and disbursements of counsel for the Holders (other than the Investor
Members) retained by them (other than with respect to the fees and disbursements made in connection with the preparation of a Blue Sky Memorandum and legal investment survey).

         "Solvent Reorganization" has the meaning set forth in the LLC
Agreement.

         "Sponsor Member" has the meaning set forth in the LLC Agreement.

         "Underwriter" has the meaning set forth in Section 5(a).

         "Underwritten Offering" means a sale of securities of the Company to an
Underwriter or Underwriters for reoffering to the public.

         "Units" means the Class A Units and Class D Units.

                SECTION 2. REGISTRATION UNDER THE SECURITIES ACT.

         (a)  Required Registration.

              (i)  Right to Require Registration. (A) At any time from and after the second anniversary of the date of this Agreement, any Sponsor
          Member shall have the right to deliver a request in writing to the
          Company (a "Request") (which Request shall specify the Registrable
          Securities intended to be disposed, the identity of the Sponsor Member intending to dispose of such Registrable Securities, and the intended method of distribution thereof) that the Company register the
          Registrable Securities held by the specified Sponsor Member by filing with the SEC a Required Registration Statement (a "Demand
          Registration") or, after the Initial Public Offering of the Company, a
          Required Shelf Registration Statement (a "Shelf Registration");
          provided, however, that if such Request is made with respect to the
          Initial Public Offering of the Company and prior to the fourth anniversary of the date of this Agreement, no Sponsor Member shall be permitted to exercise its rights under this Section 2(a)(i)(A) unless the transaction contemplated by the Request would, in the reasonable opinion the Sponsor Member delivering such Request, result in an IRR to such Sponsor Member in respect of its Registrable Securities subject to such Request of at least 25%. At any time from and after the consummation of a Qualified IPO, any Investor Member shall have the right to deliver a Request to the Company (which Request shall specify the Registrable Securities intended to be disposed, the identity of the Investor Member intending to dispose of such
          Registrable Securities, and the intended method of distribution thereof) for a Demand Registration or, in the case of an Investor
          Member that is also a Sponsor Member, a Shelf Registration.

              (B)  Upon the receipt of any Request, the Company will, by the tenth calendar day thereafter, give written notice of such requested registration to all Holders of Registrable Securities, and each such
          Holder shall be entitled to notify the Company within ten days of receipt of notice of such Request of such Holder's election to include all or a portion of its Registrable Securities in such registration.
          Not later than the 60th calendar day after the receipt of such a
          Request by the Company, the Company will, subject to the other provisions of this Section 2(a), cause to be filed with the SEC a
          Required Registration Statement or Required Shelf Registration
          Statement, as the case may be, covering the Registrable Securities which the Company has been so requested to register in such Request and all other Registrable Securities which the Company has been requested to register by Holders thereof other than the Holder(s) who are members of the Investor Group initiating such Request, by written request given to the Company within 15 days after the giving of such written notice by the Company, providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of distribution thereof specified in such Request or further requests, and shall use all reasonable efforts to have such Required
          Registration Statement or Required Shelf Registration Statement, as
          the case may be, declared effective by the SEC as soon as practicable thereafter and to keep such Required Registration Statement continuously effective for a period of at least (xx) 60 days, in the case of a Demand Registration (or, in the case of an Underwritten
          Offering, such period as the Underwriters shall reasonably require)
          following the date on which such Required Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required
          Registration Statement have been sold pursuant thereto) or (yy) 180 days, in the case of a Shelf Registration, following the date on which such Required Shelf Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable
          Securities covered by such Required Shelf Registration Statement have been sold pursuant thereto), including, in either case, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or Required Shelf Registration
          Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration
          Statement or Required Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or
          Required Shelf Registration Statement or by the Securities Act, the
          Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder.

              (C)  The Company shall not be required to effect, pursuant to this
          Section 2(a)(i), (w) more than one Shelf Registration or Demand
          Registration within any continuous six month period, (x) any
          Underwritten Offering covering Registrable Securities with gross proceeds reasonably expected by the Holders to be less than $25 million, (y) more than (i) three (3) Demand Registrations requested by each of the Blackstone Investor Group and the FRC Investor Group and
          (ii) one (1) Demand Registration requested by the AMCI Investor Group
          (provided that the members of the AMCI Investor Group shall have no right to, and shall not, make a Request in respect of such Demand
          Registration until such time as an offering in respect of a (I) Demand
          Registration on account of a Request made by either the Blackstone
          Investor Group or the FRC Investor Group or (II) a Qualified IPO that is a secondary offering has been consummated) and (z) more than one
          (1) Shelf Registration requested by each of the Blackstone Investor
          Group and the FRC Investor Group (which Shelf Registration, for the avoidance of doubt, shall not be deemed to be a Demand Registration under the immediately preceding clause (y)). The members of the AMCI
          Investor Group shall have no right to, and shall not, make a Request in respect of a Shelf Registration at any time.

              (D)  A Request may be withdrawn prior to the filing of the
          Required Registration Statement or Required Shelf Registration
          Statement by the Investor Group which made such Request (a "Withdrawn
          Request") and a

          Required Registration Statement or Required Shelf Registration
          Statement may be withdrawn prior to the effectiveness thereof by the
          Holders of a majority of the Registrable Securities included therein
          (a "Withdrawn Required Registration"), and, in either such event, such withdrawal shall not be treated as a Required Registration for purposes of clauses (y) and (z) of the immediately preceding paragraph.

              (E)  Notwithstanding the foregoing, the Company may delay the filing of a registration statement required pursuant to this Section
          2(a)(i) if the Board determines that such action is in the best interests of the Company or its Members and only for a period not to exceed 90 days (a "Blackout Period"); provided that after any initial
          Blackout Period the Company may not invoke a subsequent Blackout
          Period until 12 months elapse from the end of any previous Blackout
          Period.

              (F)  The registration rights granted pursuant to the provisions of this Section 2(a)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

         (ii) Priority in Required Registrations. If a Required Registration
     pursuant to this Section 2(a) involves an Underwritten Offering, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five days prior to the date of pricing of such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Required
     Registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, the Company will include in such Required Registration only the amount of Registrable Securities that the Company is so advised can be sold in such offering; provided, however, that the Company shall be required to include in such Required Registration first, all Registrable Securities requested to be included in the Required Registration by the Investor
     Members and, to the extent not all such Registrable Securities can be included in such Required Registration, the number of Registrable
     Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities requested to be included in such Required
     Registration by all Investor Members requesting to participate in such
     Required Registration or on such other basis as shall be agreed among such
     Investor Members; second, all Registrable Securities requested to be included in such Required Registration by the other Holders and, to the extent not all such Registrable Securities can be included in such Required
     Registration, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities requested to be included in such Required Registration by all such Holders and third, all other securities requesting, in accordance with any registration rights which are granted in compliance with Section 6(a), to be included in such Required Registration which are of the same class as the Registrable Securities and, to the extent not all such securities can be included in such Required Registration, the number of securities to be included shall be allocated pro rata among the remaining holders thereof requesting inclusion in such

     Required Registration on the basis of the number of securities requested to be included by all such holders.

    (b)  Incidental Registration.

         (i)  Right to Include Registrable Securities. If at any time from and after consummation of a Qualified IPO, the Company proposes to register any of its Class A Units under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company, (B) pursuant to any debt financing of the acquisition of the
     Acquired Businesses or (C) pursuant to Section 2(a) hereof) in connection with a primary offering for cash for the account of the Company, the
     Company will, each time it intends to effect such a registration, give written notice to all Holders of Registrable Securities at least ten but no more than 45 days prior to the expected initial filing of a Registration
     Statement with the SEC pertaining thereto, informing such Holders of its intent to file such Registration Statement, the expected filing date, and of the Holders' rights to request the registration of the Registrable
     Securities held by the Holders under this Section 2(b) (the "Company
     Notice"). Upon the written request of any Holder made within ten days after any such Company Notice is given (which request shall specify the
     Registrable Securities intended to be disposed of by such Holder and such
     Holder's Permitted Transferees and the intended method of distribution thereof), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Incidental Registration
     Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration
     Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration
     Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (A)
     in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the
     Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities.

          The registration rights granted pursuant to the provisions of this
     Section 2(b)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section.

         (ii) Priority in Incidental Registrations. If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting registration) on or before the date five days prior to the date of pricing of for such offering that, in its opinion, the amount of securities (including
     Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without adversely affecting the distribution of the securities being offered, then the Company will be required to include in such registration, first, all the securities entitled to be sold pursuant to such Registration Statement by the Company; second all Registrable
     Securities requested to be included in the Underwritten Offering by the
     Investor Members and, to the extent not all such Registrable Securities can be included in such Underwritten Offering, the number of Registrable
     Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities requested to be included by all the
     Investor Members requesting to participate in the Underwritten Offering or on such other basis as shall be agreed among such Investor Members; third, all Registrable Securities requested to be included in such Underwritten
     Offering by the other Holders and, to the extent not all such Registrable
     Securities can be included in such Underwritten Offering, the number of
     Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities requested to be included in such Underwritten Offering by all such Holders and fourth, all other securities requested, in accordance with any registration rights which are granted in compliance with Section 6(a), to be included in such
     Underwritten Offering which are of the same class as the Registrable
     Securities and, to the extent not all such securities can be included in such Underwritten Offering, the number of securities to be included shall be allocated pro rata among the remaining holders thereof requesting inclusion in such Underwritten Offering on the basis of the number of securities requested to be included in such Underwritten Offering by all such holders; provided, however, that in the event the Company will not, by virtue of this paragraph, include in any such registration all of the
     Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of
     Registrable Securities to be included in such registration.

    (c)  Expenses. The Company agrees to (i) pay all Registration Expenses in connection with each of the registrations requested pursuant to Section 2(a) and
(ii) pay all Registration Expenses in connection with each registration as to which Holders request inclusion of Registrable Securities pursuant to Section
2(b). All Selling Expenses relating to securities

registered on behalf of Holders shall be borne by the Holders of securities included in such registration pro rata on the basis of the number of shares of securities so registered.

    (d)  Effective Registration Statement; Suspension. Subject to Section
2(a)(i)(D), a Registration Statement pursuant to Section 2(a) will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC or in the case of a Required Shelf Registration Statement unless Registrable Securities have been disposed of pursuant thereto, prior to a request by the Holders of a majority of the Registrable Securities included in such registration that such
Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected.

    (e)  Selection of Underwriters. At any time or from time to time, the
Holders of a majority of the Registrable Securities covered by a Required
Registration Statement may elect to have such Registrable Securities sold in an
Underwritten Offering and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld. No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such Underwritten Offering.

                     SECTION 3. RESTRICTIONS ON PUBLIC SALE.

    (a)  If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, the Company agrees not to effect any public sale or distribution (other than, in the case of the Company, public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan) of any equity or equity-linked securities during the period commencing on the date the Company receives a Request from any Holder and continuing until 180 days after the commencement of any Initial Public Offering, Qualified IPO or
other Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole
Underwriter or lead managing Underwriter(s) in such Underwritten Offering.

    (b)  If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, the Holders shall not sell or otherwise transfer or dispose of any Units (or other securities) of the Company held by the Holders
(other than those included in the registration) during the fourteen (14) day period prior to and the one hundred eighty (180) day period following the effective date (including such effective date), of an Initial Public Offering,
Qualified IPO (including such effective date) or any other offering, or in the case of a registration pursuant to Rule 415 of the Securities Act (or any similar rule then in force), the 180

                                       10

day period following the date of any underwritten take-down, or in either case such shorter period as the sole Underwriter or lead managing Underwriter(s) may request, of a registration statement of the Company filed under the Securities
Act, provided that the obligations described in this Section 3(b) shall not apply to a registration relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or
Rule 145 (or any similar rule then in force) or similar transaction. The Company may impose stop-transfer instructions with respect to the Units (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Units or other securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the first sentence of this
Section 3(b), including any sale pursuant to Rule 144 under the Securities Act
(or any similar rule then in force) (except as part of such registration, if permitted).

                      SECTION 4. REGISTRATION PROCEDURES.

         In connection with the obligations of the Company pursuant to Section
2, the Company shall use all reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders in accordance with their intended method or methods of distribution, and the Company shall:

         (a)  (i) prepare and file a Registration Statement with the SEC which
(x) shall be on Form S-1 (if in connection with an Initial Public Offering) and otherwise on Form S-3 (or any successor to such form), if available, (y) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution by the selling
Holders thereof, and (z) shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein,
(ii) use all reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2, (iii) use all reasonable efforts to not take any action that would cause a Registration
Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such
Registration Statement is required to be effective and usable, and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and
(y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (b) subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration
Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to
Rule 424 under the Securities Act (or any similar rule

                                       11

then in force); and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration
Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof, as set forth in such registration statement;

         (c)  furnish to each Holder of Registrable Securities and to each
Underwriter of an Underwritten Offering of Registrable Securities, if any,
without charge, as many copies of each Prospectus, including each preliminary
Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the Prospectus, including each preliminary
Prospectus, by each Holder of Registrable Securities and each Underwriter of an
Underwritten Offering of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

         (d)  (i) use all reasonable efforts to register or qualify the
Registrable Securities, no later than the time the applicable Registration
Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as each Underwriter, if any, or any Holder of Registrable Securities covered by a Registration Statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such Registration
Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such
Underwriter, if any, and Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

         (e)  notify each Holder of Registrable Securities promptly, and, if requested by such Holder, confirm such advice in writing, (i) when a
Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the
SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the
Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                       12

         (f)  furnish counsel for each such Underwriter, if any, and for the
Holders of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

         (g)  use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

         (h)  upon request, furnish to the sole Underwriter or lead managing
Underwriter of an Underwritten Offering of Registrable Securities, if any,
without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto
(without documents incorporated therein by reference or exhibits thereto, unless requested);

         (i)  cooperate with the selling Holders of Registrable Securities and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of
Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole
Underwriter or lead managing Underwriter of an Underwritten Offering of
Registrable Securities, if any, may reasonably request at least five days prior to any sale of Registrable Securities;

         (j)  upon the occurrence of any event contemplated by paragraph (e)(iv)
of this Section, use all reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable
Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (k)  enter into customary agreements (including, in the case of an
Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

              (1)  make such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

                                       13

              (2)  obtain opinions of counsel to the Company and updates thereof
         (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and the Majority Holders of the Registrable Securities being sold)
         addressed to each selling Holder and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

              (3)  obtain "cold comfort" letters and updates thereof from the
         Company's independent certified public accountants addressed to the selling Holders of Registrable Securities, if permissible, and the
         Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in "cold comfort"
         letters to underwriters in connection with primary underwritten offerings;

              (4)  to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Holders providing for, among other things, the appointment of such representative as agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

              (5)  deliver such customary documents and certificates as may be reasonably requested by the Majority Holders of the Registrable
         Securities being sold or by the managing Underwriters, if any.

The above shall be done (i) at the effectiveness of such Registration Statement
(and each post-effective amendment thereto) in connection with any registration, and (ii) at each closing under any underwriting or similar agreement as and to the extent required thereunder;

         (l)  make available for inspection by representatives of the Holders of the Registrable Securities and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by such Holders or Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, managers and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

         (m)  (i) within a reasonable time prior to the filing of any
Registration Statement, any Prospectus, any amendment to a Registration
Statement or amendment or supplement to a Prospectus, provide copies of such document to the Holders of Registrable Securities and to counsel to such Holders and to the Underwriter or Underwriters of an Underwritten Offering of
Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Holders or the Underwriter or the Underwriters may request and not file any such document in a form to which the Majority Holders of Registrable Securities being registered or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably

                                       14

requested by the Holders of Registrable Securities being registered or any
Underwriter available for discussion of such document;

              (ii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for the
         Holders; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such
         Underwriter shall request; and make such of the representatives of the
         Company as shall be reasonably requested by such counsel available for discussion of such document;

         (n)  cause all Registrable Securities to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange or the
NASDAQ National Market on which securities of the same class issued by the
Company are then so qualified or listed if so requested by the Majority Holders of Registrable Securities covered by a Registration Statement, or if so requested by the Underwriter or Underwriters of an Underwritten Offering of
Registrable Securities, if any;

         (o)  otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder
(or any similar provision then in force);

         (p)  cooperate and assist in any filings required to be made with the
NASD and in the performance of any due diligence investigation by any
Underwriter in an Underwritten Offering; and

         (q)  use all reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be requested by the Majority Holders of Registrable Securities covered by a Registration
Statement or the lead managing Underwriter of an Underwritten Offering; provided that the Company shall not be required to make road show presentations in connection with any Underwritten Offering of Registrable Securities that would not reasonably be expected to have gross proceeds of at least $50 million.

         Each selling Holder of Registrable Securities as to which any registration is being effected pursuant to this Agreement agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such Holder required to be included in the Registration Statement, the ownership of Registrable Securities by such Holder and the proposed distribution by such Holder of such Registrable
Securities as the Company may from time to time reasonably request in writing.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this
Section, such Holder will forthwith discontinue disposition of Registrable
Securities pursuant to the affected Registration Statement until such Holder's receipt of the copies of the supplemented or amended

                                       15

Prospectus, contemplated by paragraph (j) of this Section, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the
Company), all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

                   SECTION 5. INDEMNIFICATION; CONTRIBUTION.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), each Investor Group, Holder and their respective partners, managers, officers and employees and each Person, if any, who controls any Investor Group, Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

              (i)  against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable
         Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

              (iii) against any and all reasonable expense whatsoever (including fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-paragraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any Investor
Group, Holder or Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information

                                       16

furnished to the Company by such Investor Group, Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus
(or any amendment or supplement thereto); provided, further, that the Company shall not be liable to any Holder with respect to any preliminary prospectus to the extent that any such loss, liability, claim, damage, cost or expense results from the fact that such Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus if the Company has previously and timely furnished copies thereof to such Holder and if such final prospectus would have corrected such untrue statement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any
Holder Indemnified Party and shall survive the Transfer of such securities by any Holder.

         (b)  Indemnification by Holders. Each selling Holder severally agrees to indemnify and hold harmless the Company, each Underwriter and the other selling Holders and Investor Groups, and each of their respective partners, managers, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the
Company, any Underwriter or any other selling Holder or Investor Group within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of such selling
Holder), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

         (c)  Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's or parties' expense. If an indemnifying party or parties is or are not so entitled to assume the

                                       17

defense of such action or does or do not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

         (d)  Contribution. (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling Holders (including, in each case, that of their respective officers, managers, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations.
The relative fault of the Company on the one hand and of the liable selling
Holders (including, in each case, that of their respective officers, managers, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

              (ii) The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, an indemnifying Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying Holder and its affiliated indemnifying Holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be

                                       18

         entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

              (iii) For purposes of this Section, each Person, if any, who controls a Holder, Investor Group or an Underwriter within the meaning of Section 15 of the Securities Act (and their respective partners, managers, officers and employees) shall have the same rights to contribution as such Holder, Investor Group or Underwriter; and each manager of the Company, each officer of the Company who signed the
         Registration Statement, and each Person, if any, who controls the
         Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

                           SECTION 6. MISCELLANEOUS.

         (a)  No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement which conflicts with the provisions of this Agreement or which grants registration or similar rights without the prior written consent of the Sponsor Members, nor has the Company entered into any such agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

         (b)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of the Sponsor Members, by the Holders of a majority of the Registrable Securities, and, if any such amendment, modification, supplement, waiver or consent would materially adversely affect the rights of any Holder hereunder in a different manner or degree than would affect the rights of all Holders, the written consent of each such adversely affected Holder shall be obtained; provided, however, that nothing herein shall prohibit any amendment, modification, supplement, waiver or consent the effect of which is limited only to those
Holders who have agreed to such amendment, modification, supplement, waiver or consent.

         (c)  Investor Action. Any action which requires the approval of an
Investor Group shall only be effective if approved by Investors beneficially holding a majority of the Registrable Securities held by all members of such
Investor Group.

                                       19

         (d) Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be personally served in writing, shall be deemed to have been given on the date of service, and shall be addressed as follows:

                  TO THE COMPANY:      Foundation Coal Holdings, LLC
                                       999 Corporate Boulevard
                                       Linthicum Heights, Maryland 21090
                                       Attention:
                                       Fax:

                  With copies to:      The Blackstone Group
                                       345 Park Avenue, 31st Floor
                                       New York, NY 10154
                                       Attention: David Foley
                                       Fax: (212) 583-5712

                                       First Reserve Corporation
                                       One Lafayette Place
                                       Greenwich, CT 06830
                                       Attention: Alex Krueger
                                       Fax: (203) 661-6729

                                       Simpson Thacher & Bartlett LLP
                                       425 Lexington Avenue
                                       New York, NY  10017
                                       Attention: David Lieberman
                                       Fax: (212) 455-2502

                                       Bartlit Beck Herman Palenchar & Scott LLP
                                       1899 Wynkoop Street, Suite 800
                                       Denver, CO 80202
                                       Attention: James L. Palenchar
                                       Fax: (303) 592-3140

    TO BLACKSTONE INVESTOR GROUP:      The Blackstone Group
                                       345 Park Avenue, 31st Floor
                                       New York, NY 10154
                                       Attention: David Foley
                                       Fax: (212) 583-5712

                  With a copy to:      Simpson Thacher & Bartlett LLP
                                       425 Lexington Avenue
                                       New York, NY  10017
                                       Attention: David Lieberman
                                       Fax: (212) 455-2502

           TO FRC INVESTOR GROUP:      First Reserve Corporation
                                       One Lafayette Place

                                       20

                                       Greenwich, CT 06830
                                       Attention: Alex Krueger
                                       Fax: (203) 661-6729

                  With a copy to:      Bartlit Beck Herman Palenchar & Scott LLP
                                       1899 Wynkoop Street, Suite 800
                                       Denver, CO 80202
                                       Attention: James L. Palenchar
                                       Fax: (303) 592-3140

          TO AMCI INVESTOR GROUP:      AMCI Acquisition, LLC
                                       475 Steamboat Road
                                       Greenwich, CT 06830
                                       Attention:  Hans Mende
                                       Fax:  (203) 625-9231

                  With a copy to:      McGuireWoods LLP
                                       One James Center
                                       901 East Cary Street
                                       Richmond, VA 23219
                                       Attention:  Leslie A. Grandis
                                       Fax: (804) 698-2069

                   TO ANY OTHER MEMBER At the address set forth on the attached signature page.

         (e)  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without the need for an express assignment, subsequent
Holders. If any successor, assignee or transferee of any Holder shall acquire
Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this
Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. For purposes of this Agreement,
"successor" for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, liquidation, dissolution, sale of substantially all of its assets, or similar transaction.

         (f)  Recapitalizations, Exchanges, etc., Affecting Registrable
Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of the
Company (whether by merger, consolidation, sale of assets or otherwise, including any Solvent Reorganization) which may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

                                       21

         (g)  Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

         (h)  Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein"
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this
Agreement, and Article, Section and paragraph references are to the Articles,
Sections and paragraphs to this Agreement unless otherwise specified; (4) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

         (i)  Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (j)  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO
CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS
OF ANOTHER JURISDICTION.

         (k)  Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this
Agreement.

                                       22

         (l)  Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or the Registration Rights Agreement (a "Dispute"),
shall be settled by binding arbitration in accordance with the commercial arbitration rules of the Center for Public Resources. Any such Dispute shall be consolidated, to the extent practicable, in any arbitration with any dispute, claim or controversy of any other Member unless the arbitrator decides that such consolidation cannot occur. The arbitration shall be conducted in New York City,
New York, and any court having jurisdiction thereof may be immediately issue judgment on the arbitration award. The Members agree that the arbitration provided for in this Section 6(l) shall be the exclusive means to resolve all
Disputes.

         (m)  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company, on the one hand, and the other parties to this Agreement, on the other, with respect to such subject matter.

                                      * * *

                                       23

                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the date first written above.

                          FOUNDATION COAL HOLDINGS, LLC

                          By:
                             -----------------------------------------
                             Name:
                             Title:

                          FIRST RESERVE FUND IX, L.P.

                            By: First Reserve GP IX, L.P., its General Partner

                              By: First Reserve GP IX, Inc., its General Partner

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                [Signature Page to Registration Rights Agreement]

                          BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

                              By:  Blackstone Management Associates IV
                                   L.L.C., its General Partner

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                          BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

                              By:  Blackstone Management Associates IV
                                   L.L.C., its General Partner

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

               [Signature Page to Registration Rights Agreement]

                               MANAGEMENT MEMBERS:
                               -------------------------------------------------
                               Dr. Klaus Dieter-Beck

                               ADDRESS: 790 Harness Creek View Drive
                                        Annapolis, MD 21403

                               -------------------------------------------------
                               James J. Bryja

                               ADDRESS: 4446 Cross Country Drive
                                        Ellicott City, MD  21042

                               -------------------------------------------------
                               James A. Olsen

                               ADDRESS: 1906 Aquinas Drive
                                        Gambrills, MD 21054

                               -------------------------------------------------
                               Michael R. Peelish

                               ADDRESS: 2707 Cranbourne Court
                                        Davidsonville, MD 21035

                               -------------------------------------------------
                               James F. Roberts

                               ADDRESS: 226 Rock Ridge Road
                                        Millersville, MD 21108

                               -------------------------------------------------
                               John R. Tellmann

                               ADDRESS: 455 Sackett Court
                                        Severna Park, MD 21146

                               -------------------------------------------------
                               Greg A. Walker

                               ADDRESS: 24 Harness Creek View Court
                                        Annapolis, MD 21403

                               -------------------------------------------------
                               Frank J. Wood

                               ADDRESS: 610 Brownstone Drive
                                        Severna Park, MD 21146

               [Signature Page to Registration Rights Agreement]